UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

January 19, 2004
Date of Report

(Date of Earliest Event Reported)

K-TRONIK INTERNATIONAL CORP.
(Exact name of Registrant as Specified in its Charter)

290 Vincent Avenue, 3rd Floor
Hackensack, New Jersey 07601
(Address of Principal Executive Offices)

Tel: (201) 488-4600
(Registrant's Telephone Number)

Not Applicable
(Former Name and Address)

Nevada	<>	88-0436364
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

The common shares of the Registrant commence trading on the NASD’s OTCBB on January 21, 2004.

See news release regarding commencement of trading attached as an Exhibit to this Report on Form 8-K.

ITEM 6. RESIGNATIONS OF REGISTRANT’S DIRECTORS

Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Not applicable.

Financial statements for the Registrant are separately filed under Forms 10KSB and Forms 10QSB and can be found on the SEC’s EDGAR website at www.sec.gov.

ITEM 8. CHANGE IN FISCAL YEAR

Not applicable.

ITEM 9. REGULATION FD DISCLOSURE

Not applicable.

ITEM 10. AMENDMENTS TO REGISTRANT’S CODE OF ETHICS OR WAIVER OF PROVISION OF CODE OF ETHICS

Not applicable.

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS

Not applicable.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

Not applicable.

EXHIBITS

10.1	News Release dated January 19, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

K-TRONIK INTERNATIONAL CORP.

Dated: January 19, 2004	By:	/s/ Ken Edwards

Ken Edwards
Chief Financial Officer